EXHIBIT 10.242

                     FIRST ADDENDUM TO AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT


          This First Addendum ("Addendum") to the Amended and Restated Registration Rights Agreement dated June 29, 2000 ("Registration Rights Agreement") by and among Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), and those entities (the "Investors") set forth on SCHEDULE A to the Registration Rights Agreement is effective as of December 20, 2001.

                                    RECITALS

          A. The Company has issued 274,843 shares of the Company's Common Stock (the "Incentive Shares") to Elan International Services, Ltd., a Bermuda corporation ("EIS"), pursuant to the terms of that certain Incentive Agreement dated December 20, 2001 among the Company, EIS and Monksland Holdings, B.V.

          B. This Addendum serves to include the Incentive Shares within the definition of "Registrable Securities" under the Registration Rights Agreement pursuant to Section 2.6 of the Registration Rights Agreement.

          NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

          1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

               "(f) The term "Registrable Securities" means (i) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997 issued to S.R. One Limited (the "S.R. One Notes") pursuant to the Stock and Note Purchase Agreement dated February 3, 1995 (and upon such conversion of the S.R. One Notes, SCHEDULE A shall be updated to include such shares), (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued to SmithKline Beecham plc pursuant to the Stock Purchase Agreement dated April 24, 1998 (and upon such conversion of the Warrant, SCHEDULE A shall be updated to include such shares), (iii) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1998, (iv) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Securities Purchase Agreement, dated November 6, 1998 (the "Elan Securities Purchase Agreement"), (v) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued or issuable upon conversion of the Zero Coupon Convertible Senior Notes due 2008 (the "Elan Notes") issued pursuant to the Elan Securities Purchase

          Agreement (and upon such conversion of the Elan Notes, SCHEDULE A shall be updated to include such shares), (vi) the 429,185 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Elan pursuant to the Development, Licence and Supply Agreement dated November 9, 1998, and as amended (the "Elan License Agreement"), (vii) the shares of Common Stock that may be issued pursuant to the Elan License Agreement (and upon each such issuance, SCHEDULE A shall be updated to include such shares), (viii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable to EIS upon exercise of that certain Warrant (the "EIS Warrant") dated August 4, 1999 (and upon such exercise of the EIS Warrant, SCHEDULE A shall be updated to include such shares), (ix) the 52,742 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1999, (x) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon exercise of those certain Series X Warrants dated October 6, 1999 (the "X-Ceptor Warrants") (and upon any such exercise of the X-Ceptor Warrants, SCHEDULE A shall be updated to include such shares), (xi) the 188,572 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated December 31, 1999, (xii) the 98,580 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated March 1, 2000, (xiii) the 274,843 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Incentive Agreement dated December 20, 2001, and (xiv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii),
          (iii),  (iv), (v), (vi),  (vii),  (viii),  (ix), (x), (xi),  (xii) and
          (xiii) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned.

          2. SCHEDULE A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

          3. This Addendum may be executed in one or more counterparts.

          4. This Addendum shall be binding upon the Company, EIS, each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6 of the Registration Rights Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.


LIGAND PHARMACEUTICALS INCORPORATED


By:      /S/PAUL V. MAIER
         -----------------------------------------------------

Its:     SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER
         -----------------------------------------------------




ELAN INTERNATIONAL SERVICES, LTD.


By:      /S/KEVIN INSLEY
         -----------------------------------------------------

Its:     PRESIDENT
         -----------------------------------------------------




ELAN CORPORATION, PLC


By:      /S/WILLIAM DANIEL
         -----------------------------------------------------

Its:     COMPANY SECRETARY
         -----------------------------------------------------




                        [SIGNATURE PAGE TO FIRST ADDENDUM
             TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                       to
                                First Addendum to
               Amended and Restated Registration Rights Agreement

----------------------------------------------------- ----------------------
                                                             SHARES
NAME                                                         ISSUED
----------------------------------------------------- ----------------------
Elan Corporation, plc                                           429,185

Elan International Services, Ltd.                             6,943,104

         TOTAL:                                               7,372,289
----------------------------------------------------- ----------------------

                                                                         BROBECK
                                                                ATTORNEYS AT LAW


                                December 20, 2001


Elan International Services, Ltd
102 St. James Court
Flatts, Smiths Parish
Bermuda FL 04

Ladies and Gentlemen:

          We have acted as counsel for Ligand Pharmaceuticals Incorporated, a Delaware corporation (the "Company"), in connection with the issuance and sale of 274,843 shares of its Common Stock (the "Incentive Shares") pursuant to that certain Incentive Agreement (the "Agreement") dated December 20, 2001 among the Company, you and Monksland Holdings, B.V. This opinion letter is being rendered to you in connection with the issuance and sale of the Incentive Shares.

          In connection with the opinions expressed herein, we have made such examination of matters of law and of fact as we considered appropriate or advisable for purposes hereof. As to matters of fact material to the opinions expressed herein, we have relied upon the representations and warranties as to factual matters contained in and made by the Company pursuant to the Agreement and upon certificates and statements of government officials and of officers of the Company. We have also examined originals or copies of such corporate documents or records of the Company as we have considered appropriate for the opinions expressed herein. We have assumed for the purposes of this opinion letter the genuineness of all signatures, the legal capacity of natural persons, the authenticity of the documents submitted to us as originals, the conformity to the original documents of all documents submitted to us as certified, facsimile or photostatic copies, and the authenticity of the originals of such copies.

          In rendering this opinion letter we have also assumed that the representations and warranties made in the Agreement by you are true and correct.

          This opinion letter relates solely to the laws of the State of California, the General Corporation Law of the State of Delaware and the federal securities law of the United States, and we express no opinion with respect to the effect or application of any other laws. Special rulings of authorities administering such laws or opinions of other counsel have not been sought or obtained.

          Based upon our examination of and reliance upon the foregoing and subject to the limitations, exceptions, qualifications and assumptions set forth below, we are of the opinion that as of the date hereof:

                                                               December 20, 2001
                                                                          Page 2


          1. The Incentive Shares to be issued pursuant to the Agreement have been duly authorized and, upon issuance pursuant to the terms of the Agreement, will be validly issued, nonassessable and fully paid.

          2. Based in part upon the representations of you in the Agreement, the offer and sale of the Incentive Shares to you pursuant to the terms of the Agreement are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended, and from the qualification requirements of the California Corporate Securities Law of 1968, as amended.

          Our opinions expressed above are specifically subject to the following limitations, exceptions, qualifications and assumptions:

          (A) We express no opinion as to the Company's compliance or noncompliance with applicable federal or state antifraud or antitrust statutes, laws, rules and regulations.

          (B) We express no opinion concerning the past, present or future fair market value of any securities.

          (C) We express no opinion as to your compliance with any Federal or state law relating to your legal or regulatory status or the nature of your business.

          (D) We express no opinion as to the effect of subsequent issuances of securities of the Company, to the extent that further issuances which may be integrated with the issuance contemplated by the Agreement may include purchasers that do not meet the definition of "accredited investors" under Rule 501 of Regulation D and equivalent definitions under state securities or "blue sky" laws.

          This opinion letter is rendered as of the date first written above solely for your benefit in connection with the Agreement and may not be delivered to, quoted or relied upon by any person other than you, or for any other purpose, without our prior written consent. Our opinion is expressly limited to the matters set forth above and we render no opinion, whether by implication or otherwise, as to any other matters relating to the Agreement or the Company. We assume no obligation to advise you of facts, circumstances, events or developments which hereafter may be brought to our attention and which may alter, affect or modify the opinions expressed herein.



                                    Very truly yours,


                                    /S/Brobeck, Phleger & Harrison LLP
                                    BROBECK, PHLEGER & HARRISON LLP